Exhibit 32.1

CERTIFICATIONS OF THE CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GenMark Diagnostic, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), we, Hany Massarany, President and Chief Executive Officer of the Company, and Richard B. Slansky, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 8, 2013	By:	/s/ Hany Massarany
Hany Massarany
President and Chief Executive Officer

Dated: May 8, 2013	By:	/s/ Richard Slansky
Richard Slansky
Chief Financial Officer